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                                                                    Exhibit 4.1

Front of Certificate

                                     [LOGO]

 NUMBER                                                                SHARES


                             EURONET SERVICES INC.


         AUTHORIZED TO ISSUE 40,000,000 SHARES STOCK PAR VALUE $01 EACH 30,000,000 SHARES COMMON STOCK - 10,000,000 SHARES PREFERRED STOCK


                                    SPECIMEN
THIS CERTIFIES THAT ____________________________________________________ is the

registered holder of___________________________________________________ Shares


transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ________ day of ____________________ A.D. 19_____


_______________________________                 _______________________________
Secretary/Treasurer                             President
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Back of Certificate

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common    UNIF GIFT MIN ACT-______Custodian______
                                                         (Cust)         (Minor)
     TEN ENT - as tenants by the                  under Uniform Gifts to Minors
               entireties
                                                  Act__________________
     JT TEN  - as joint tenants with                      (State)
               right of survivorship
               and not as tenants in
               common

             Additional abbreviations may also be used though not in the above list.

     For value received, ________________ hereby sell, assign and transfer unto

PLACE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEES
_____________________________________

_______________________________________________________________________________

_______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________

_______________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ___________________
                                                 ______________________________

         In presence of

______________________________